UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2026

AXIS CAPITAL HOLDINGS LIMITED
(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
29 Richmond Road, 3rd Flr
Pembroke, Bermuda HM 08
(Address of principal executive offices, including zip code)
(441) 496-2600
(Registrant’s telephone number, including area code)
Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, par value $0.0125 per share	AXS	New York Stock Exchange
Depositary shares, each representing a 1/100th interest in a 5.50% Series E preferred share	AXS PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As disclosed in the Form 8‑K filed on August 14, 2025 by AXIS Capital Holdings Limited (the “Company”), Matthew Kirk will assume the role of Chief Financial Officer on March 31, 2026, succeeding Peter Vogt, who was scheduled to provide strategic advisory services through December 31, 2026, consistent with the term of his employment agreement.

The Company announced today that, in connection with the successful transition of his responsibilities to Mr. Kirk, Mr. Vogt will depart effective April 1, 2026, rather than continue providing strategic advisory services through year‑end. In connection with his departure, Mr. Vogt will receive the payments and benefits provided under Section 4(d) of his employment agreement for a termination without cause, subject to the agreement’s terms, including his execution of a general release of claims and compliance with applicable restrictive covenants.

In addition, the Company announced that Conrad Brooks, the Company’s Chief Administrative and Legal Officer, will depart effective December 31, 2026. In connection with his departure, Mr. Brooks will receive the payments and benefits provided under Section 4(d) of his employment agreement for a termination without cause, subject to the agreement’s terms, including his execution of a general release of claims and compliance with applicable restrictive covenants.

This summary is qualified in its entirety by reference to Mr. Vogt’s and Mr. Brooks’s employment agreements, which are filed as exhibits to the Company’s Form 10-K for the year ended December 31, 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 26, 2026

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ G. Christina Gray-Trefry
G. Christina Gray-Trefry
General Counsel and Secretary